EXHIBIT 10.1



                       WAIVER OF BONUS



     WHEREAS, THE SHERWOOD GROUP, INC., a Delaware

corporation (the "Company"), and ARTHUR KONTOS (the

"Executive"), entered into an Employment Agreement dated

September 12, 1995 (the "Employment Agreement");



     WHEREAS, Section 4 of the Employment Agreement provides

that the Executive shall receive a bonus (the "Bonus"), and

under Section 4.1 of the Employment Agreement the Executive

is entitled to a Bonus a portion of which is to be eighteen

(18%) percent of the Company's "Income" over $13,000,000

during the Company's fiscal year (as the term "Income" is

defined in Section 4.2 of the Employment Agreement);



     WHEREAS, for good and valuable consideration the

receipt of which the Executive acknowledges, the Executive

wishes irrevocably to waive a portion of the Bonus under the

Employment Agreement to which he may be entitled for the

fiscal year of the Company to end on May 31, 1996 specified

below;



     NOW, THEREFORE,



     The Executive hereby irrevocably waives to the fullest extent permitted by law the portion of the Bonus for the fiscal year which is to end on May 31, 1996 as follows: The portion of the Bonus calculated under Section 4.1 of the Employment Agreement at 18% of Income over $13,000,000 shall instead be calculated at the sum of (i) 18% of Income over $13,000,000 but not more than $19,746,019 for the fiscal year to end on May 31, 1996 plus (ii) 15% of Income over $19,746,019 for the fiscal year to end on May 31, 1996.

    The Company by acknowledging this Waiver covenants and

agrees that except as specifically waived by this Waiver the provisions of the Employment Agreement remain in full force

and effect.  This Waiver does not affect the Executive's Bonus under the Employment Agreement for the Company's fiscal year beginning on June 1, 1996 and ending on May 31, 1997.





   IN WITNESS WHEREOF, the Executive has duly executed this

Waiver on this       day of March, 1996.













                                   Arthur Kontos
Acknowledged:

THE SHERWOOD GROUP, INC.





By:
       James H. Lynch, Jr.
       Chairman of the Board of Directors